MainStay VP MFS® Utilities Portfolio	Summary Prospectus May 1, 2014

To Statutory Prospectus To Statement of Additional Information

Before you invest, you may want to review the Portfolio's Prospectus, which contains more information about the Portfolio and its risks. You can find the Portfolio's Prospectus and other information about the Portfolio by going online to mainstayinvestments.com/vpdocuments, by calling 800-598-2019 or by sending an e-mail to MainStayShareholderServices@nylim.com. The Portfolio’s Prospectus and Statement of Additional Information, both dated May 1, 2014, as may be amended from time to time, are incorporated by reference into this Summary Prospectus.
Investment Objective

The Portfolio seeks total return.

Fees and Expenses of the Portfolio

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the example do not include any separate account or policy fees or sales charges imposed under the variable annuity policies and variable universal life insurance policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the applicable variable annuity policy or variable universal life insurance policy prospectus for more information.

	Initial	Service
	Class	Class
Annual Portfolio Operating Expenses
(fees paid directly from your investment)
Management Fees (as an annual percentage of the Portfolio's average daily net assets)[1]	0.73%	0.73%
Distribution and Service (12b-1) Fees	None	0.25%
Other Expenses	0.06%	0.06%
Total Annual Portfolio Operating Expenses	0.79%	1.04%

1. The management fee is as follows: 0.73% on assets up to $1 billion; and 0.70% on assets over $1 billion.

Example

The Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Initial Class	$ 81	$ 252	$ 439	$ 978
Service Class	$ 106	$ 331	$ 574	$ 1,271
Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in annual Portfolio operating expenses or in the Example, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 45% of the average value of its portfolio.

Principal Investment Strategies

The Portfolio, under normal circumstances, invests at least 80% of its assets (net assets plus any borrowing for investment purposes) in securities of issuers in the utilities group of industries. Massachusetts Financial Services Company, the Portfolio's Subadvisor, considers a company to be in the utilities group of industries if, at the time of investment, the Subadvisor determines that a substantial portion (i.e., at least 50%) of the company's assets or revenues are derived from one or more utilities. Issuers in the utilities industries include issuers engaged in the manufacture, production, generation, transmission, sale or distribution of electric, gas or other types of energy, water or other sanitary services; and issuers engaged in telecommunications, including telephone, cellular telephone, satellite, microwave, cable television, and other communications media (but not engaged in public broadcasting).

The Subadvisor primarily invests the Portfolio's assets in equity securities, but may also invest in debt instruments, including less than investment grade quality debt instruments (commonly referred to as “high yield securities” or “junk bonds”). Equity securities include common stocks, preferred stocks, securities convertible into stocks, and depositary receipts for such securities. Debt instruments include corporate bonds.

The Subadvisor may invest the Portfolio's assets in companies of any size.

The Subadvisor may invest the Portfolio's assets in U.S. and foreign securities, including emerging market securities. The Subadvisor may invest a large percentage of the Portfolio’s assets in issuers in a single country, a small number of countries or a particular geographic region.

While the Subadvisor may use derivatives for any investment purpose, to the extent the Subadvisor uses derivatives, the Subadvisor expects to use derivatives primarily to increase or decrease currency exposure. Derivatives include futures, forward contracts, options, structured securities and swaps.

The Subadvisor uses a "bottom-up" investment approach to buying and selling investments for the Portfolio. Investments are selected primarily based on fundamental analysis of individual issuers and/or instruments in light of the issuer's financial condition and market, economic, political, and regulatory conditions. Factors considered for equity securities may include analysis of an issuer's earnings, cash flows, competitive position, and management ability. Factors considered for debt instruments may include the instrument's credit quality, collateral characteristics and indenture provisions and the issuer's management ability, capital structure, leverage, and ability to meet its current obligations. Quantitative models that systematically evaluate the valuation, price and earnings momentum, earnings quality, and other factors of the issuer of an equity security or the structure of a debt instrument may also be considered.

Principal Risks

Loss of Money Risk: Before considering an investment in the Portfolio, you should understand that you could lose money.

Market Changes Risk: The value of the Portfolio's investments may change because of broad changes in the markets in which the Portfolio invests, which could cause the Portfolio to underperform other funds with similar objectives. From time to time, markets may experience periods of acute stress that may result in (i) increased volatility; and (ii) increased redemptions. Such conditions may add significantly to the risk of volatility in the net asset value of the Portfolio's shares.

Management Risk: The investment strategies, practices and risk analysis used by the Subadvisor may not produce the desired results.

Equity Securities Risk: Investments in common stocks and other equity securities are particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in the portfolio managers' ability to anticipate such changes that can adversely affect the value of the Portfolio's holdings. Opportunity for greater gain often comes with greater risk of loss.

Utilities Concentration Risk: The Portfolio's performance will be closely tied to the performance of utilities issuers and, as a result, can be more volatile than the performance of more broadly-diversified funds. The price of stocks in the utilities sector can be very volatile due to supply and/or demand for services or fuel, financing costs, conservation efforts, the negative impact of regulation, and other factors.

Debt Securities Risk: The risks of investing in debt securities include (without limitation): (i) credit risk, i.e., the issuer may not repay the loan created by the issuance of that debt security; (ii) maturity risk, i.e., a debt security with a longer maturity may fluctuate in value more than one with a shorter maturity; (iii) market risk, i.e., low demand for debt securities may negatively impact their price; (iv) interest rate risk, i.e., when interest rates go up, the value of a debt security goes down, and when interest rates go down, the value of a debt security goes up; (v) selection risk, i.e., the securities selected by the Subadvisor may underperform the market or other securities selected by other funds; and (vi) call risk, i.e., during a period of falling interest rates, the issuer may redeem a security by repaying it early, which may reduce the Portfolio’s income if the proceeds are reinvested at lower interest rates.

Interest rates in the United States are at, or near, historic lows, which may increase the Portfolio’s exposure to risks associated with rising interest rates. Moreover, rising interest rates or lack of market participants may lead to decreased liquidity in the bond markets, making it more difficult for the Portfolio to sell its fixed-income or debt holdings at a time when the Subadvisor might wish to sell. Decreased liquidity in the fixed-income or debt markets also may make it more difficult to value some or all of the Portfolio’s fixed-income or debt holdings.

High-Yield Securities Risk: Investments in high-yield securities or non-investment grade securities (commonly referred to as "junk bonds") are sometimes considered speculative because they present a greater risk of loss than higher quality securities. Such securities may, under certain circumstances, be less liquid than higher rated securities. These securities pay investors a premium (a high interest rate or yield) because of the increased risk of loss. These securities can also be subject to greater price volatility. In times of unusual or adverse market, economic or political conditions, these securities may experience higher than normal default rates.

Foreign Securities Risk: Investments in foreign securities may be riskier than investments in U.S. securities. Differences between U.S. and foreign regulatory regimes and securities markets, including less stringent investor protections and disclosure standards of some foreign markets, less liquid trading markets and political and economic developments in foreign countries, may affect the value of the Portfolio's investments in foreign securities. Foreign securities may also subject the Portfolio's investments to changes in currency rates.

Emerging Markets Risk: The risks related to investing in foreign securities are generally greater with respect to securities of companies that conduct their business activities in emerging markets or whose securities are traded principally in emerging markets. The risks of investing in emerging markets include the risks of illiquidity, increased price volatility, smaller market capitalizations, less government regulation, less extensive and less frequent accounting, financial and other reporting requirements, risk of loss resulting from problems in share registration and custody, substantial economic and political disruptions and the nationalization of foreign deposits or assets.

Geographic Focus Risk: The Portfolio’s performance will be closely tied to the market, currency, economic, political, regulatory, geopolitical and other conditions in the countries or regions in which the Portfolio’s assets are invested and may be more volatile than the performance of more geographically-diversified funds.

Small-Cap and Mid-Cap Stock Risk: Stocks of small-cap and mid-cap companies may be subject to greater price volatility, significantly lower trading volumes, cyclical, static or moderate growth prospects and greater spreads between their bid and ask prices than stocks of larger companies. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer isolated setbacks. Smaller capitalization companies may be more vulnerable to adverse business or market developments.

Derivatives Risk: Derivatives are investments whose value depends on (or is derived from) the value of an underlying instrument, such as a security, asset, reference rate or index. Derivative strategies often involve leverage, which may exaggerate a loss, potentially causing the Portfolio to lose more money than it would have lost had it invested in the underlying instrument. Derivatives may be difficult to sell, unwind or value. Derivatives may also be subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its contractual obligations to the Portfolio. Swap transactions tend to shift the Portfolio's investment exposure from one type of investment to another, and therefore entail the risk that a party will default on its payment obligations to the Portfolio. Futures may be more volatile than direct investments in the instrument underlying the futures, and may not correlate perfectly to the underlying instrument. Futures also may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used. Due to fluctuations in the price of the underlying security, the Portfolio may not be able to profitably exercise an option and may lose its entire investment in an option. Forward commitments entail the risk that the instrument may be worth less when it is issued or received than the price the Portfolio agreed to pay when it made the commitment. The use of foreign currency forwards may result in currency exchange losses due to fluctuations in currency exchange rates or an imperfect correlation between portfolio holdings denominated in a particular currency and the forward contracts entered into by the Portfolio. The performance of structured securities is determined by the instrument underlying the security. Structured securities are subject to the credit risk of the issuing party and may be less liquid than other types of securities.

Liquidity and Valuation Risk: Securities purchased by the Portfolio that are liquid at the time of purchase may subsequently become illiquid due to, among other things, events relating to the issuer of the securities, market events, economic conditions, investor perceptions or lack of market participants. The lack of an active trading market may make it difficult to obtain an accurate price for a security. If market conditions make it difficult to value securities, the Portfolio may value these securities using more subjective methods, such as fair value pricing. In such cases, the value determined for a security could be different than the value realized upon such security's sale. As a result, an investor could pay more than the market value when buying Portfolio shares or receive less than the market value when selling Portfolio shares. Liquidity risk may also refer to the risk that the Portfolio may not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, unusually high volume of redemptions, or other reasons. To meet redemption requests, the Portfolio may be forced to sell securities at an unfavorable time and/or under unfavorable conditions.

Past Performance

The following bar chart and tables indicate some of the risks of investing in the Portfolio. The bar chart shows you the Portfolio's performance for the first full calendar year of the Portfolio's operation. The average annual total returns table shows how the Portfolio’s average annual total returns for the one-year period and for the life of the Portfolio compare to those of a broad-based securities market index. Separate account and policy charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. The Portfolio has selected the Dow Jones Global Utilities Index as its primary benchmark. The Dow Jones Global Utilities Index is a free float market capitalization weighted index that measures the performance of utility companies developed and emerging markets.

The Portfolio commenced operations on February 17, 2012. Past performance is not necessarily an indication of how the Portfolio will perform in the future.

Annual Returns, Initial Class Shares
(calendar year 2013)

Best Quarter
1Q/13	9.93%
Worst Quarter
2Q/13	-0.20%

Average Annual Total Returns (for the periods ended December 31, 2013)

	1 Year	Life of Portfolio
Initial Class	20.33%	15.57%
Service Class	20.03%	15.28%
Dow Jones Global Utilities Index (reflects no deductions for fees, expenses, or taxes)	11.77%	6.45%
Management

New York Life Investment Management LLC serves as the Portfolio's Manager. Massachusetts Financial Services Company serves as the Portfolio's Subadvisor.

Subadvisor	Portfolio Managers	Service Date
Massachusetts Financial Services Company	Maura A. Shaughnessy, Investment Officer	Since 2012
	Claud P. Davis, Investment Officer	Since May 2014
Tax Information

Because the Portfolio's shareholders are the separate accounts of NYLIAC or other insurance companies through which you purchased your variable annuity policy or variable universal life insurance policy and the Asset Allocation Portfolios, no discussion is included here as to the federal income tax consequences at the shareholder level. For information concerning the federal income tax consequences to variable annuity and variable universal life insurance policy owners, consult the prospectus relating to the appropriate policy.

Compensation to Broker/Dealers and Other Financial Intermediaries

The Portfolio and/or its related companies may pay NYLIAC or other participating insurance companies, broker/dealers, or other financial intermediaries for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the insurance company, other financial intermediary or your sales person to recommend a policy that offers this Portfolio over another investment. Ask your individual salesperson or visit your financial intermediary firm’s or insurance company's website for more information. For additional information about these payments, please see the section entitled "The Fund and its Management" in the Prospectus.

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